SUPPLEMENT TO THE PROSPECTUS

OF

  WELLS FARGO ADVANTAGE MONEY MARKET FUNDS

For

Wells Fargo Advantage Heritage Money Market Fund

(Service Class)

Effective immediately, all references to Service Class shares of the Fund as “closed” in the Fund’s Service Class shares prospectus are removed.

June 4, 2013                                                                                                                MMS063/P1208SP